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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in the Registration Statement Nos. 333-80415 and 333-80409 of Factual Data Corp. on Forms S-3 and the registration statement Nos. 333-92693 and 333-80101 on Forms S-8 of our report dated February 1, 2002, appearing in the annual report on Form 10-K of Factual Data Corp. for the year ended December 31, 2001.




                                            /s/ BDO Seidman, LLP
                                                BDO Seidman, LLP

April 15, 2002
Denver, Colorado